UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 3, 2006

                              CAMBRIDGE HEART, INC.
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               (Exact Name of Registrant as Specified in Charter)

               Delaware               000-20991           13-3679946
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        (State or Other Juris-       (Commission         (IRS Employer
       diction of Incorporation      File Number)      Identification No.)

               1 Oak Park Drive, Bedford, MA                  01730
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         (Address of Principal Executive Offices)           (Zip Code)

        Registrant's telephone number, including area code: 781-271-1200

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.02.  Results of Operations and Financial Condition

         On August 3, 2006 Cambridge Heart, Inc. announced its financial results for the three and six months ended June 30, 2006. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CAMBRIDGE HEART, INC.

Date:  August 3, 2006              By: /s/ Roderick de Greef
                                         ---------------------------------------
                                         Roderick de Greef
                                         Vice President and Chief Financial
                                         Officer




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                                  EXHIBIT INDEX

Exhibit No.                   Description
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99.1                          Press release dated August 3, 2006